EXHIBIT 10.1

WARRANT PURCHASE AGREEMENT

This Warrant Purchase Agreement (this “Agreement”) is made and entered into as of the 30th day of June, 2006, between Streicher Mobile Fueling, Inc., a Florida corporation (the “Company”) and the investors listed on Exhibit A (each, a “Purchaser” and collectively, the “Purchasers” and, together with the Company, the “Parties”) and is delivered and executed in connection with the Company’s sale of Warrants (as defined below).

1. DESCRIPTION OF WARRANTS.

(a) This Agreement sets forth the terms and conditions under which each Purchaser will purchase a warrant to purchase that number of shares of the Company’s common stock, $.01 par value (“Common Stock”), as set forth opposite such Purchaser’s name on Exhibit A (the “Transaction”). Each warrant shall be in the form attached as Exhibit B (the “Warrant”). The exercise price of each Warrant shall be a per share price equal to $2.54.

(b) The aggregate exercise price of each Warrant may be paid by the Purchaser to the Company only by surrender and cancellation of the promissory notes issued by the Company to such Purchaser, or subsequently transferred to the Purchaser, that are identified opposite such Purchaser’s name on Exhibit A (the “Notes”), including all or any portion of the principal, interest and any prepayment penalty then owed upon payment of the Notes, with the tender by Purchaser of any portion of the principal as payment for the exercise of the Warrant being deemed a payment of the Notes by the Company to the extent of such exercise.

(c) The offer and sale of Warrants by the Company is limited to “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

2. OFFER.

(a) Each Purchaser, by signing this Agreement, (i) agrees to abide by, and be subject to, all applicable terms and conditions of the Warrant and (ii) offers to purchase a Warrant to purchase the aggregate number of shares of Common Stock as set forth opposite such Purchaser’s name on Exhibit A, which Warrant is being issued to Purchaser as consideration for the Purchaser waiving all limitations on the prepayment of the Notes and waiving that portion of the penalty for prepayment of the Notes shown on Exhibit A (the “Warrant Consideration”) as identified opposite such Purchaser’s name on Exhibit A.

(b) From and after the date of this Agreement and during the term of the Warrants, all principal payments due and owing to each Purchaser on the Notes shall be suspended. Upon expiration of any Warrant, if and to the extent that such Warrant has not been exercised by Purchaser or any subsequent holder thereof, any previously suspended principal payment shall be due and payable to the holder of such Notes at the time that the next regularly scheduled payment of principal is due on such Notes, to be paid in the manner set forth in such

Notes. During the period of time that the Warrants are exercisable, interest shall continue to accrue on the Notes in accordance with their terms, except that any penalties or increases in the interest rate that might otherwise be triggered on account of the failure to make any regularly scheduled payment of interest on account of the suspension of the obligation to make principal payments are waived by Purchaser and any subsequent holders of the Warrants.

(c) The Company shall have the right, in its sole and absolute discretion, to reject or accept any Purchaser’s offer to purchase Warrants pursuant to this Agreement. If the Company accepts a Purchaser’s offer, the Company shall execute this Agreement and return a copy of the Agreement, and issue an original Warrant, to such Purchaser. If the Company rejects a Purchaser’s offer, the Company shall return to such Purchaser this Agreement, together with any payment made by such Purchaser to the Company, without interest or deduction.

3. RECEIPT OF DOCUMENTS. Each Purchaser acknowledges receipt of a copy of: (a) this Agreement; (b) the Warrant; (c) the Company’s Annual Report on Form 10-K for the year ended June 30, 2005 (the “10-K”); (d) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the “10-Q”); and (e) the Company’s Proxy Statement for the Company’s 2005 Annual Meeting of Shareholders filed with the SEC on October 28, 2005 (the “Proxy”); (collectively, the “Documents”). The 10-K, 10-Q and Proxy were furnished to the Purchasers via EDGAR.

4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Each Purchaser represents and warrants to the Company as follows:

(a) Purchaser, either alone or through Purchaser’s representative, as that term is defined under Rule 501(h) of Regulation D under the Securities Act (the “Purchaser’s Representative”), if any, has had an opportunity to ask questions of, and receive answers from, duly designated representatives of the Company concerning the terms and conditions of this Agreement and has been afforded an opportunity to examine such documents and other information which Purchaser or Purchaser’s Representative, if any, has requested for the purpose of answering any question Purchaser or Purchaser’s Representative, if any, may have concerning the business and affairs of the Company.

(b) Purchaser’s principal residence or domicile is located in the State set forth opposite such Purchaser’s name on Exhibit A. Purchaser has received and reviewed this Agreement and the Documents and acknowledges the Company made available to Purchaser and Purchaser’s Representative, if any, at a reasonable time prior to the execution of this Agreement, the opportunity to ask questions and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of the Warrants and the shares of Common Stock which may be obtained by exercise of the Warrants (collectively, the “Securities”) as contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to Purchaser or Purchaser’s Representative, if any. Purchaser (i) is able to bear the loss of its entire investment without any material adverse effect on its economic stability, and (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by Purchaser pursuant to this Agreement.

(c) Purchaser and Purchaser’s Representative, if any, understand that the Securities are being offered and sold only to “accredited investors” (as that term is defined under Rule 501(a) of Regulation D), and Purchaser represents that Purchaser is an accredited investor. Purchaser and Purchaser’s Representative, if any understand the Company is relying on Purchaser with respect to the accuracy of this representation. Purchaser has completed and returned a copy of Schedule A and Purchaser represents that the statements made therein are complete and accurate.

(d) Purchaser and Purchaser’s Representative, if any, understand that this Agreement may not comply with the information requirements of Regulation D for offers and sales to non-accredited investors (see Regulation D, Rule 502(b)), and, consequently, Purchaser understands the significance of its representation to the Company that Purchaser is an accredited investor. Purchaser and Purchaser’s Representative, if any, acknowledge that they were encouraged by the Company to request all additional information which might be material or important in order for Purchaser to make an informed investment decision with respect to the Company.

(e) The Securities are being purchased for investment purposes only for such Purchaser’s own account and not with the view to, or for resale in connection with, any distribution or public offering. Purchaser and Purchaser’s Representative, if any, understand that the Securities have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon the representation by Purchaser. Purchaser and Purchaser’s Representative, if any, understands that the Securities may not be transferred or resold without the prior approval of the Company.

(f) Purchaser and Purchaser’s Representative, if any, have carefully read this Agreement, the Documents and the other information furnished to Purchaser by the Company in connection with this Agreement.

(g) Purchaser was not solicited to purchase the Securities by any means of general solicitation, including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any meeting where attendees were invited by any general solicitation or general advertising.

(h) Purchaser and Purchaser’s Representative, if any, are aware that the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Shares”), are and will be, when issued, “restricted securities,” as that term is defined in Rule 144 of the rules and regulations promulgated under the Securities Act. Purchaser and Purchaser’s Representative, if any, are aware of the applicable limitations on the resale of the Shares. Rule 144 only permits sales of “restricted securities” held for at least one year and in transactions which otherwise comply with the requirements of such Rule. Purchaser and Purchaser’s Representative, if any, acknowledge that, if Rule 144 is available to Purchaser for the sale of the Shares, Purchaser may make only routine sales of the Shares in limited amounts in accordance with the terms and conditions of Rule 144. Purchaser and Purchaser’s Representative, if any, are aware that while there is a trading market for the Common Stock on the Nasdaq Small Cap Market, the trading price for the Common Stock has been highly volatile, the Common Stock has sometimes been thinly traded and, while the Company currently meets the public information requirements of Rule 144, there is no guarantee that it will do so at any time in the future.

(i) Purchaser and Purchaser’s Representative, if any, understand that, in the absence of an effective registration statement covering the shares at the time of issuance, any and all certificates representing the Shares shall bear a legend substantially as follows, which legend Purchaser has read and understands:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF COUNSEL TO THE ISSUER.

(j) Purchaser and Purchaser’s Representative, if any, acknowledge and warrant that, in making this investment decision, they have made their own independent assessment of the merits and risks of an investment in the Securities based on their examination and evaluation of the Company, its business, operations, financial condition, future prospects and the skills and qualifications of its officers, directors and employees. Purchaser and Purchaser’s Representative, if any, have consulted Purchaser’s own attorney, business or tax advisors for legal, business or tax advice concerning an investment in the Securities and have not relied on the Company.

(k) Purchaser and Purchaser’s Representative, if any, represent and warrant that, except as set forth in this Agreement and in the Documents, no representations or warranties have been made to the Purchaser or Purchaser’s Representative, if any, by the Company or any agent, employee, representative or affiliate of the Company and that, in entering into this transaction and subscribing for the Warrants, neither the Purchaser nor the Purchaser’s Representative, if any, is relying on any information other than that contained in this Agreement, the Documents, and other written information obtained from the Company in the course of the independent investigation by Purchaser or Purchaser’s Representative, if any.

(l)  Purchaser and Purchaser’s Representative, if any, acknowledge that at such time, if ever, as the Shares are registered with the Securities and Exchange Commission, sales of such securities will still be subject to federal and state securities laws which may require, among other things, Purchaser’s Shares to be sold through a registered broker-dealer or in reliance upon an exemption from state registration.

(m) Purchaser and Purchaser’s Representative, if any, represent and warrant that Purchaser can bear the economic risk of loss of Purchaser’s entire investment in the Company. Purchaser and Purchaser’s Representative, if any, understand that an investment in the Company involves substantial risks, including, without limitation, those described in the Documents, including but not limited to the 10-K and the 10-Q.

5. INDEMNIFICATION BY PURCHASERS. Each Purchaser agrees that it shall indemnify and hold harmless the Company and its officers, directors, employees, agents and professional advisors from and against any and all loss, damage, liability, or expense, including costs and reasonable attorneys’ fees, that any one or more of the foregoing may incur by reason of, or in connection with, any (i) misrepresentation, inaccurate statement or material omission or (ii) breach of any warranties or failure to fulfill any covenants, agreements or obligations, by such Purchaser or Purchaser’s Representative, if any, in this Agreement.

6. AUTHORIZATION. Each Purchaser authorizes the Company and its officers, employees and agents to investigate such Purchaser’s personal and business background including, without limitation, communication with any employer, former employer, business associate, government agency, bank or other credit reference. Each Purchaser authorizes any person, organization or entity that may have any knowledge or information concerning such Purchaser’s personal or business background to provide such information to the Company as the Company may request.

7. NO BROKERS OR FINDERS. No person, firm or corporation has or will have, as a result of any act or omission by any Purchaser, any right, interest or valid claim against such Purchaser or the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

8. REGISTRATION RIGHTS. Nothing contained in this Section 8 shall be construed as requiring the exercise of the Warrant prior to the initial filing of any registration statement provided for in this Section 8 or the effectiveness thereof.

(a) Registration. The Company shall make its reasonable best efforts to prepare and file with the Securities and Exchange Commission, on or prior to July 31, 2006, a Registration Statement covering the resale of the Shares (the “Registrable Shares”) for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). Subject to the terms of this Agreement, the Company shall make its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof.

(b) Obligations of the Company. In connection with the registration of the Shares, the Company shall:

(i) use its reasonable best efforts to keep the Registration Statement effective at all times until the earlier of (A) two (2) years from the expiration date of the Warrants or (B) the date on which all Registrable Shares have been sold by the holders thereof (the “Registration Period”); and make its reasonable best efforts to submit to the SEC, within three (3) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request; and make its reasonable best efforts to notify the Purchasers of the effectiveness of the Registration Statement on the date the Registration Statement is declared effective; and the Company represents and warrants to, and covenants and agrees with the Purchasers that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein, at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder) and each such amendment and supplement at the time it is filed with the SEC and all times during which it is available for use in connection with the offer and sale of Shares shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(ii) make its reasonable best efforts to prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by the Registration Statement until such time as all of such Shares have been disposed of in accordance with the intended methods of disposition by the Purchasers as set forth in the Registration Statement;

(iii) furnish to the Purchasers (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (2) such number of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto and such other documents, as such Purchaser reasonably may request in order to facilitate the disposition of the Shares;

(iv) use its reasonable best efforts to register and qualify the Shares covered by the Registration Statement under such securities or blue sky laws of such jurisdictions as the Purchasers who hold at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Shares being offered reasonably request and use reasonable efforts to (1) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the end of the Registration Period, (2) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (3) take all other actions reasonably necessary or advisable to qualify the Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(b)(iv), (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction or (4) to make any change in its Articles of Incorporation or Bylaws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders;

(v) as promptly as practicable after becoming aware of such event or circumstance, notify the Purchasers of any event or circumstance of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its reasonable best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, file such supplement or amendment with the SEC at such time as shall permit the Purchasers to sell Shares pursuant to the Registration Statement as promptly as practicable, and deliver a number of copies of such supplement or amendment to the Purchasers as the Purchasers may reasonably request;

(vi) as promptly as practicable after becoming aware of such event, notify the Purchasers (or, in the event of an underwritten offering the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

(vii) permit one legal counsel designated by the Purchasers holding at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Shares being sold to review and comment on the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

(viii) use its reasonable best efforts to make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement;

(ix) during the period the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 8(b)(i), the Company shall not bid for or purchase any Common Stock or other securities or any right to purchase Common Stock or other securities or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Purchasers to sell Shares by reason of the limitations set forth in Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(x) take all other reasonable actions necessary to expedite and facilitate disposition by the Purchasers of the Shares pursuant to the Registration Statement.

(c) Obligations of the Purchasers. In connection with the registration of the Shares, each Purchaser shall have the following obligations:

(i) it shall be a condition precedent to the obligations of the Company to complete the registration pursuant hereto with respect to such Purchaser’s Shares that such Purchaser shall furnish to the Company such information regarding Purchaser, the Warrants and/or Shares held by such Purchaser and the intended method of disposition of the Shares held by such Purchaser as shall be reasonably required to effect the registration of such Shares and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Purchaser of the information the Company requires from the Purchaser (the “Requested Information”) if any of such Purchaser’s Shares are eligible for inclusion in the Registration Statement. If at least two (2) Business Days prior to the filing date the Company has not received the Requested Information from such Purchaser (at such time such Purchaser becoming a “Non-Responsive Purchaser”), then the Company may file the Registration Statement without including the Shares of the Non-Responsive Purchaser;

(ii) by such Purchaser’s acceptance of the Shares, such Purchaser agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Shares from the Registration Statement;

(iii) in the event the Purchasers holding at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Shares being registered determine to engage the services of an underwriter, the Purchasers agree to enter into and perform the Purchasers’ obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of Shares, unless any Purchaser have notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Shares from the Registration Statement;

(iv) such Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8(b)(v), such

Purchaser will immediately discontinue disposition of Shares pursuant to the Registration Statement covering such Shares until such Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 8(b)(v) and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser’s possession of the prospectus covering such Shares current at the time of receipt of such notice;

(v) such Purchaser may not participate in any underwritten registration hereunder unless such Purchaser (1) agrees to sell such Purchaser’s Shares on the basis provided in any underwriting arrangements approved by the Purchasers entitled hereunder to approve such arrangements, (2) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (3) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses to the underwriters applicable with respect to its Shares, in each case to the extent not payable by the Company pursuant to the terms of this Agreement; and

(vi) such Purchaser agrees to take all reasonable actions necessary to comply with the prospectus delivery requirements of the Securities Act applicable to its sales of Shares.
(vii)
(d) Expenses of Registration. All costs and expenses, other than underwriting or brokerage discounts, commissions and other fees related to the distribution of the Registrable Shares, incurred in connection with registrations, filings or qualifications pursuant to Sections 8(a) and 8(b), including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursement of counsel for the Company shall be borne by the Company, provided, however, that the Purchasers shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Purchasers pursuant to Section 8(b)(vii) hereof.

(e) Indemnification. In the event any Shares are included in a Registration Statement under this Agreement:

(i) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser, the directors, if any, of each Purchaser, the officers, if any, of each Purchaser, each person, if any, who controls Purchaser within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for any Purchaser, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement or any post-effective amendment thereof, or any prospectus included therein: (1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (3) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (1) through (3) being, collectively, “Violations.”) Subject to the restrictions set forth in Section 8(e)(iv) with respect to the number of legal counsel, the Company shall reimburse the Purchasers and the other Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 8(e)(i): (1) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 8(e)(iii) hereof; (2) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 8(b)(iii) hereof, and (3) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Shares by Purchaser.

(ii) In connection with any Registration Statement in which any Purchaser is participating, such Purchasers agree to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 8(e)(i), the Company, each of its directors, each of its officers, each person on, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement, and each Purchaser will reimburse any legal or other expenses reasonably incurred by any Indemnified Party, promptly as such expenses are incurred and are due and payable, in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 8(e)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided further, however, that each Purchaser shall be liable under this Section 8(e)(ii) for only that amount of a Claim as does not exceed the amount by which the net proceeds to such Purchaser from the sale of Shares pursuant to such Registration Statement exceeds the cost of such Shares to such Purchaser. Such indemnity shall remain in full force and effect regardless of any investigation made by or an behalf of such Indemnified Party and shall survive the transfer of the Shares by Purchaser. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 8(e)(ii) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(iii) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons expressly for inclusion in the Registration Statement.

(iv) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 8(e) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 8(e), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party but reasonably acceptable to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Purchasers; such legal counsel shall be selected by the Purchasers holding at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Shares included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 8(e), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by Section 8(e) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(v) The agreements, representations and warranties of the Company and the Purchasers set forth or provided in this Section 8 shall survive any exercise of the Warrants and the delivery of and payment for the Shares hereunder and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company and any Purchaser.

9. MISCELLANEOUS.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida. The Parties submit to the exclusive jurisdiction of the courts located in Broward County, Florida, with respect to any dispute arising under this Agreement and the transactions contemplated hereby.

(b) This Agreement and the Warrant contain the entire agreement between the Company and the Purchasers with regard to the subject matter hereof and may not be modified or waived except in a writing signed by both the Company and all parties to each such agreement.

(c) The headings of this Agreement are for convenience and reference only, and shall not limit or otherwise affect the interpretation of any term or provision hereof.

(d) This Agreement and the rights, powers, and duties set forth herein shall, except as otherwise expressly provided, be binding upon and inure to the benefit of, the heirs, executors, administrators, legal representatives, successors, and assigns of the Parties.

(e) This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any Purchaser or the Company without the prior written consent of the other Parties, except (i) in the case of the Company, by operation of law in connection with a merger, consolidation or sale of substantially all of its assets or (ii) in the case of a Purchaser, (1) to any Affiliates (as defined below) of such Purchaser or (2) to partners, members, beneficiaries or other equity interest holders of such Purchaser; provided, that in each case referred to in (1) and (2) above, the third party transferee would have been eligible to be an original purchaser of Warrants pursuant to this Agreement and executes a counterpart signature page hereto becoming a “Purchaser” hereunder, subject to all of the rights and obligations of this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. “Person” means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or agency or instrumentality thereof. “Affiliate”

means, with respect to any Person, any other Person who, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such Person.

(f) This Agreement is for the sole benefit of the Parties and their permitted assigns and nothing expressed or implied in this Agreement shall give or be construed to give to any Person, other than the Parties and such assigns, any legal or equitable rights hereunder.

(g) If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

(h) This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

(i) If any provision of this Agreement, or any portion of any provision, shall be deemed invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not affect the enforceability and validity of the remaining provisions.

(j) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one agreement. Signatures to this Agreement may be transmitted by facsimile and such transmission shall be deemed to be an original.

In Witness Whereof, the Parties have caused this Agreement to be executed by their respective duly authorized officers or persons as of the date first set forth above.

STREICHER MOBILE FUELING, INC.

By: ___________________________________
Richard E. Gathright,
President and Chief Executive Officer

Purchasers:

Purchasers (Continued)

_________________________________________

Print Name: Triage Capital Management, L.P.

Address:   ______________________________

______________________________

Phone:       ______________________________

Fax:            ______________________________

SSN/EIN:  ______________________________

_________________________________________

Print Name: Triage Capital Management B, L.P.

Address:    ______________________________

______________________________

Phone:       ______________________________

Fax:            ______________________________

SSN/EIN:   ______________________________

EXHIBIT A

Schedule of Purchasers

Name	State of Primary Domicile	No. of Shares Covered by Warrant	Aggregate Value of Warrant	Promissory Note for which ½ of Prepayment Penalty is Waived	Amount of Prepayment Penalty Waived (Warrant Consideration)

Triage Capital Management L.P. c/o Triage Advisors 401 City Avenue Suite 800 Bala Cynwyd, PA 19004	Penn.	323,157 125,421	$800,800 (Principal) $20,020 (1/2 Prepay Penalty) $310,800 (Principal) $7,770 (1/2 Prepay Penalty)	August 29, 2003 January 25, 2005	$20,020 $7,770
Triage Capital Management B, L.P. c/o Triage Advisors 401 City Avenue Suite 800 Bala Cynwyd, PA 19004	Penn.	451,646 157,059	$1,119,200 (Principal) $27,980 (1/2 Prepay Penalty) $389,200 (Principal) $9,730 (1/2 Prepay Penalty)	August 29, 2003 January 25, 2005	$27,980 $9,730
TOTAL:		1,057,283	$2,620,000 (Principal) $65,500 (Prepay Penalty)		$65,500

EXHIBIT B

Form of Warrant

SCHEDULE A
ACCREDITED INVESTOR REPRESENTATION

As provided by Rule 501(a) of Regulation D, my representation that I am or represent an accredited investor is based upon one of the following grounds that I am or represent (please check one):

☐	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of Five Million Dollars ($5,000,000);

☐	A director or executive officer of the Company;

☐	A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds One Million Dollars ($1,000,000);

☐
A natural person who has an individual income in excess of Two Hundred Thousand Dollars ($200,000) in each of the two (2) most recent years and has a reasonable expectation of reaching the same income level in the current year;

☐
A natural person who has a joint income with that person’s spouse in excess of Three Hundred Thousand Dollars ($300,000) in each of the two (2) most recent years and has a reasonable expectation of reaching the same income level in the current year;

☐
A trust, with total assets in excess of Five Million Dollars ($5,000,000), not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as defined by Rule 506(b)(2)(ii) of the Securities Act; or

An entity in which all of the equity owners are accredited investors.

INDIVIDUAL:                        ENTITY:

___________________________________                  ______________________________
Print Name:  _________________________                 By:  ___________________________
Date:  ______________________________                Name: __________________________
                                                                                                 Title:   __________________________

Schedule A to Securities Purchase Agreement

MANNER IN WHICH TITLE TO BE HELD
(Please check one)

☐     Individual Ownership

☐     Community Property

☐     Joint Tenant with Right of Survivorship (both parties must sign)

☐     Partnership

☐     Tenants in Common

☐     Company

☐     Trust

☐     Other

Schedule A to Securities Purchase Agreement

AFFILIATION WITH A U. S. REGISTERED BROKER-DEALER:

Are you associated with an NASD member firm? (Please check one)

YES _______  NO _______

(1) The NASD defines a “person associated with a member” or “associated person of a member” as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, “person associated with a member” or “associated person of a member” includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is either a “member” or a “person associated with a member” or “associated person of a member.” In addition, an organization of any kind is a “person associated with a member” or “associated person of a member” if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a “member,” “person associated with a member” or “associated person of a member.”

(2) The NASD defines a “member” as being any individual, partnership, corporation or other legal entity that is a broker or dealer admitted to membership in the NASD.

IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE WITH AN NASD MEMBER FIRM, THE FOLLOWING ACKNOWLEDGMENT MUST BE SIGNED BY THE APPROPRIATE PARTY BEFORE SUBSCRIBER’S OFFER TO PURCHASE SHARES WILL BE ACCEPTED BY THE COMPANY:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules or any successor rules or regulations.

Date:____________________
_______________________________________
Name of NASD Member Firm

By:      _____________________________
Name: _____________________________
Title:   _____________________________

Schedule A to Securities Purchase Agreement